                                    BULK RATE
                                  U. S. POSTAGE
                                      PAID
                                  GLENDALE, CA
                                 PERMIT NO. 1090

[LOGO]

Pacific Global Fund Distributors, Inc.
206 North Jackson Street, Suite 201
Glendale, California 91206


                        ANNUAL REPORT | DECEMBER 31, 1997

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                   FUND INC.


                                    SMALL CAP

                                      FUND

                            DEAR FELLOW SHAREHOLDERS

December 31, 1997

In 1997, the bull market continued its strong performance but favored the larger cap stocks in the Standard & Poor's 500 and NASDAQ markets. In contrast, micro-cap stocks, which are considered to be stocks with a market capitalization of under $250 million, did not perform as well as larger cap stocks. In the early part of 1997, the stock market experienced a correction that resulted in a 14% decline in NASDAQ. This correction was caused by inflationary fears as a result of strong economic growth in the US. By late April, the market had reached its low and began to regain its bull market momentum.

    When several Asian countries announced currency devaluations in mid-October, the stock market began another correction. Investors became concerned that the economic problems in Asia would negatively affect multi-national companies and the US economy. As the Asian markets appeared to stabilize, investor fears subsided and the stock market began a year-end rally but clearly favored large cap stocks. Many small and micro cap stocks did not recover by year-end. Investors seemed to believe that larger cap stocks were more diversified and would be better positioned to manage through the Asian crisis.

PERFORMANCE

For the year ending December 31, 1997, the Pacific Advisors Small Cap Fund ("Fund") had a total return of 6.95%. The return reflects the deduction of the Fund's current maximum sales charge, reinvestment of capital gains and after expense reimbursements.

    By comparison, the NASDAQ and Russell 2000 Indices, which are unmanaged indices of smaller company common stocks, increased 21.64% and 20.52% respectively, for the same period. These indices by formula are weighted towards the larger stocks in the index. In contrast, the Fund is weighted towards smaller stocks with an average market capitalization of about $75 million.

PORTFOLIO MANAGEMENT

    We are disappointed that the Fund's performance did not keep pace with the overall stock market. We believe the lag in the market is temporary and was the result of investor bias towards large cap stocks as the Asian crisis emerged in October.

    As we have stated previously, our investment time horizon is three to five years for stocks in the Fund. We have a buy and hold investment strategy recognizing that it may take smaller stocks more time to become fully valued. The performance of the Fund during the past three years and since inception in 1993 was 22.71% and 17.58%, respectively. The Fund's long-term investment strategy generated a low portfolio turnover rate of 30.72% in 1997, which resulted in a low capital gains distribution of $0.10 per share. The 1997 changes in the capital gains tax, which have a lower tax rate for longer holding periods, is expected to make small cap stocks more attractive to investors. We believe the Fund is well positioned to take advantage of this tax law change.

    During market corrections we carefully review the individual performance of each stock and make adjustments as appropriate. Since the Fund typically holds 30 to 40 stocks, we are able to visit many of the companies to review their performance and growth projections for the year. Our ability to closely monitor the performance of the Fund's equities gives us the confidence to selectively buy more shares of stock in companies that have become more undervalued by market corrections.

    During the last six months of the year we added stocks that should continue to perform well in a slowing, more domestic-oriented economy. In the summer we began acquiring the stock of Cruise America and Modtech, Inc. Cruise America is a leader in the RV leasing business. Their business has experienced exceptional growth as older citizens and tourists from other countries rent RVs to visit tourist destinations. With the aging demographics, we believe this market will continue to grow. In the fall, Cruise America announced plans to merge into Budget Rent A Car. The merger was completed in January 1998. Modtech, Inc. is a manufacturer of portable classrooms. The demand for portable classrooms has grown rapidly as many states are mandating smaller classes and schools must purchase temporary classrooms until they can plan and build more permanent facilities. Both of these stocks have generated unrealized gains of over 30%, since their purchase.

OUTLOOK

The economy has begun to show signs of slowing as indicated by the interest rate decline from a peak of 7.2% in April to 5.9% by year-end. Most economic forecasts do not expect the US economy to repeat the 3.7% growth rate achieved in 1997. Economists do expect inflation to remain at 2% or lower. It is clear that the economic problems in Asia will impact the global economy, since it accounts for over 30% of the Global Domestic Product. Imports from Asia will be cheaper which should help keep inflation low. However, the demand for goods and services in Asia will diminish as their economies recover. The lower demand should have the greatest impact on large multi-national companies and can be expected to have a negative impact on earnings. Slower growth and lower earnings will make it difficult for large multi-national companies to maintain the high stock market valuations they have attained in recent years.

    Under this scenario, as well as changes in the capital gains tax, we would expect investors to shift their focus to undervalued mid and smaller cap stocks. Many of these companies have limited exposure in Asia and may grow faster as they continue to enter new and emerging markets that are too small for the larger companies. The relatively low stock price for many of these companies make them attractive and they should outperform larger cap stocks. While we attempt to keep abreast of market trends, our primary focus continues to be on individual companies and their potential for growth in value.

                                       Respectfully submitted,

                                       /s/ GEORGE A. HENNING
                                       -----------------------------------------
                                       George A. Henning
                                       Chairman


                                       /s/ Thomas H. Hanson
                                       -----------------------------------------
                                       Thomas H. Hanson
                                       Executive Vice President

                     CHANGE IN VALUE OF $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund on February 8, 1993 compared to the growth of the NASDAQ and Russell 2000 Indices.

PACIFIC ADVISORS SMALL CAP FUND

Average Annual Compound Return*
for period ending December 31, 1997

One Year
----------
1.93%

Inception                        [GRAPH]
(2/8/93)
----------
16.16%

NASDAQ
Russell 2000

PAFI

* Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements.

        The NASDAQ Stock Index is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance for small companies. The NASDAQ Index does not take capital gains into consideration and unlike the Fund, does not reflect management fees or expenses.

        The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2000 smallest publicly traded companies. The Russell 2000 Index does not take capital gains into consideration and unlike the Fund, does not reflect management fees or expenses.

        Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS

                                December 31, 1997

                                                         Number of Shares            Value
COMMON STOCK - 98.72%
Airlines - 1.81%
        Mercury Air Group, Inc.                                    35,000       $  201,250
------------------------------------------------------------------------------------------
Automobile Parts & Equipment - 3.82%
        Cruise America Inc.*                                       45,000          424,688
------------------------------------------------------------------------------------------
Building Materials - 3.76%
        Elcor Corporation                                           4,950          118,800
        Q.E.P. Company, Inc.*                                      40,000          300,000
------------------------------------------------------------------------------------------
                                                                                   418,800
------------------------------------------------------------------------------------------
Chemicals - 2.16%
        Ocean Bio - Chem, Inc.*                                   110,000          151,250
        Polymer Research*                                          42,000           89,250
------------------------------------------------------------------------------------------
                                                                                   240,500
------------------------------------------------------------------------------------------
Computers and Related Equipment - 3.18%
        PC Service Source, Inc.*                                   33,000          162,937
        Compass Plastics & Tech., Inc.*                            25,000          190,625
------------------------------------------------------------------------------------------
                                                                                   353,562
------------------------------------------------------------------------------------------
Cosmetic / Personal Care - 20.05%
        American Safety Razor Corp.*                               23,000          460,000
        Chai Na Ta Corporation*                                    14,000           27,125
        Herbalife International Class A                             8,333          174,993
        Herbalife International Class B*                           16,667          358,341
        Natural Alternatives Corp.*                                60,000          637,500
        Nature's Sunshine                                          22,000          572,000
------------------------------------------------------------------------------------------
                                                                                 2,229,959
------------------------------------------------------------------------------------------
Electrical Components and Equipment - 5.28%
        Transact Technologies, Inc.*                               32,000          356,000
        Tridex Corporation*                                        47,500          231,563
------------------------------------------------------------------------------------------
                                                                                   587,563
------------------------------------------------------------------------------------------

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                         Number of Shares            Value
COMMON STOCK CONTINUED
Factory Equipment - 2.10%
        DSP Technology, Inc.*                                      24,000       $  234,000
------------------------------------------------------------------------------------------
Food - 7.64%
        Armanino Foods of Distinction*                             88,000          $79,754
        Green Mountain Coffee, Inc.*                               30,000          210,000
        Worthington Foods, Inc.                                    40,000          560,000
------------------------------------------------------------------------------------------
                                                                                   849,754
------------------------------------------------------------------------------------------
Health Care Provider - 5.42%
        American Service Group*                                    40,000          602,500
------------------------------------------------------------------------------------------
Home Construction - 1.23%
        Modtech, Inc.*                                              7,000          136,500
------------------------------------------------------------------------------------------
Industrial and Commercial Service - 6.29%
        Healthcare Services Group*                                 40,000          505,000
        Itex Corporation*                                          40,000          195,000
------------------------------------------------------------------------------------------
                                                                                   700,000
------------------------------------------------------------------------------------------
Insurance - Specialty - 16.70%
        Automobile Protection Corp.*                              100,000          668,750
        Interstate National Dealer Services*                       75,000          750,000
        Warrantech Corp.*                                          45,000          438,750
------------------------------------------------------------------------------------------
                                                                                 1,857,500
------------------------------------------------------------------------------------------
Medical Equip, Devices, & Supplies - 2.16%
        Biosource Intl., Inc.*                                      7,000           44,625
        Meridian Medical Technologies, Inc.*                        5,000           46,250
        Wyant Corporation*                                         23,000          149,500
------------------------------------------------------------------------------------------
                                                                                   240,375
------------------------------------------------------------------------------------------

Office Equipment - 1.26%
        Ergobilt, Inc.*                                            15,000          140,625
------------------------------------------------------------------------------------------
Railroads - 4.92%
        Railamerica, Inc.*                                         85,000          547,187
------------------------------------------------------------------------------------------

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                         Number of Shares            Value

COMMON STOCK CONTINUED
Restaurants - 2.26%

        Panchos Mexican Restaurants                               130,000       $  251,875
------------------------------------------------------------------------------------------
Semiconductor and Related - 7.16%
        Cerprobe Corporation*                                      35,000          608,125
        Chips and Technologies, Inc.                               10,000          144,375
        LTX Corp.*                                                 10,000           44,375
------------------------------------------------------------------------------------------
                                                                                   796,875
------------------------------------------------------------------------------------------
Software and Processing - 1.52%
        Vista Information Solutions*                               45,000          168,750
------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (Cost: $7,660,731)                                                          10,982,263
                                                                               -----------
TOTAL INVESTMENT SECURITIES - 98.72%
    (Cost: $7,660,731)                                                         $10,982,263
                                                                               -----------
SHORT-TERM INVESTMENTS - 1.27%
        United Missouri Bank Money Market Fund                                     141,212

OTHER ASSETS LESS LIABILITIES - 0.01%                                                1,485
                                                                               -----------
TOTAL NET ASSETS - 100%                                                        $11,124,960
==========================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997

ASSETS
    Investment securities at market value (cost: $7,660,731)                         $10,982,263
    Short-term investments, at cost, which is equivalent to market                       141,212
    Receivable from Investment Manager (Note 3)                                           33,182
    Other Assets                                                                          45,479
    Accrued income receivable                                                              1,367
    Receivable for capital shares sold                                                    25,189
    Organizational expenses, net of amortization (Note 1)                                  1,791
                                                                                     -----------
    Total assets                                                                      11,230,483
                                                                                     -----------
LIABILITIES
    Payable for investments purchased                                                     83,623
    Accounts payable                                                                       6,625
    Accounts payable to related parties (Note 3)                                          13,484
    Payable to Investment Manager (Note 1)                                                 1,791
                                                                                     -----------
    Total liabilities                                                                    105,523
                                                                                     -----------
NET ASSETS
    (Equivalent to $17.51 per share on 635,339 shares of
    Capital Stock outstanding - 100 million shares authorized)                       $11,124,960
                                                                                     ===========
SUMMARY OF SHAREHOLDERS' EQUITY
    Paid-in-capital                                                                  $ 7,802,959
    Accumulated undistributed net realized gains on security transactions                    469
    Net unrealized appreciation of investments                                         3,321,532
                                                                                     -----------
    Net assets at December 31, 1997                                                  $11,124,960
                                                                                     ===========
Maximum offering price per share ($17.51/94.25%):                                    $     18.58
                                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997

INVESTMENT INCOME
    Dividends                                                 $   27,860
    Interest                                                       7,986
                                                              ----------
        Total Income                                              35,846
                                                              ----------
EXPENSES
    Investment Management Fees                                    80,003
    Fund Accounting Fees                                          49,038
    Transfer Agent Expense                                        48,309
    Legal Expense                                                 44,630
    Amortization Expense                                          11,286
    Registration Fees                                             15,753
    Printing                                                      19,639
    Audit Fees                                                    20,716
    Custody Fees                                                   7,483
    Director Fees/Meetings                                         6,524
    Distribution Fees (Note 3)                                    23,535
    Other Expense                                                  6,021
                                                              ----------
        Total Expenses, before reimbursements                    332,937
    Less Fees Waived and Expenses Reimbursed (Note 3)             17,036
                                                              ----------
        Net Expenses                                             315,901
                                                              ----------
NET INVESTMENT LOSS                                                           $   (280,055)
                                                                              ============
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

    Net realized gain on investments                                                65,239

    Net unrealized appreciation of investments

        Beginning of Year                                     $2,405,289
        End of Year                                            3,321,532
                                                              ----------
           Change in net unrealized appreciation of investments                    916,243
                                                                                   -------
                                                                                   981,482
                                                                                   =======
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $    701,427
                                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENTS OF CHANGES IN NET ASSETS
                         For the Year Ended December 31

                                                                     1997             1996
                                                            -------------------------------
INCREASE IN NET ASSETS
    FROM OPERATIONS
    Net investment loss                                       $  (280,055)    $   (127,609)
    Net realized gain on investments                               65,239          240,687
    Change in net unrealized appreciation of investments          916,243        2,004,355
                                                           -------------------------------
    Increase in net assets resulting from operations              701,427        2,117,433
                                                           -------------------------------

    FROM DISTRIBUTIONS TO SHAREHOLDERS

    Net capital gains                                             (64,399)        (242,210)
                                                           -------------------------------
    Decrease in net assets resulting from distributions           (64,399)        (242,210)
                                                           -------------------------------
    FROM CAPITAL SHARE TRANSACTIONS

    Proceeds from shares sold (211,910 and 188,810 shares)      3,511,363        2,836,753
    Proceeds from shares purchased by reinvestment
        of dividends (3,024 and 13,164 shares)                     51,981          207,993
    Cost of shares repurchased (98,652 and  44,925 shares)     (1,624,170)        (650,370)
                                                           -------------------------------
    Increase in net assets derived from capital share
    transactions (116,282 and 157,049 shares)                   1,939,174        2,394,376
                                                           -------------------------------
    Increase in net assets                                      2,576,202        4,269,599

NET ASSETS
    Beginning of Year

    (includes no undistributed net investment income)           8,548,758        4,279,159
                                                           -------------------------------
    End of Year

    (includes no undistributed net investment income)         $11,124,960     $  8,548,758
                                                           ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income and Equity Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Small Cap Fund declares and distributes dividends of its net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds. Permanent items have been reclassified within the paid-in capital component of net assets.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. ORGANIZATIONAL COSTS. Costs incurred by the Small Cap Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period.

        F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and Small Cap Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Small Cap Fund.

        Pursuant to an Expense Limitation Agreement, with the Company, on behalf of this Fund, the Investment Manager has agreed to reimburse the Small Cap Fund $17,036 for expenses incurred for the year ended December 31, 1997. These reimbursed expenses may be subject to future recoupments by the Investment Manager.

        Fund operating expenses may not fall below the current expense level in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager. As of December 31, 1997, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations is $217,445.

        For the year ended December 31, 1997, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $26,005 of commissions on sales of capital stock of the Small Cap Fund, after deducting $123,811 allowed to authorized distributors as commissions. For the year ended December 31, 1997 PGFD earned $43,400 in introducing brokerage fees related to securities transactions for the Small Cap Fund. PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Small Cap Fund has entered into an agreement with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with a minimum charge of $1,250 per month. PGIS is a wholly-owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        Certain officers of the Company are also officers of the Investment Manager, PGFD and PGIS.

        The Company has adopted a plan of distribution, whereby the Small Cap Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year ended December 31, 1997, service fees totaled $23,535.

NOTE 4. PURCHASE AND SALES OF SECURITIES

        For the year ended December 31, 1997, the Small Cap Fund had aggregate cost of purchases and proceeds from sales of securities, other than short-term investments of $4,663,744 and $2,966,805 respectively. The cost of securities held is the same for Federal income tax and financial reporting purposes.

        Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $3,743,620 and $422,088 respectively. Net unrealized appreciation for tax purposes is $3,321,532.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)

                                                                                                         for the period
                                                  For the year ended December 31                    February 8, 1993(3)
                                                1997          1996          1995          1994     to December 31, 1993
                                            --------------------------------------------------     --------------------
PER SHARE OPERATING PERFORMANCE
    Net Asset Value, Beginning of Period    $  16.47      $  11.82      $  10.35      $  11.47                $   9.00
                                            --------------------------------------------------                --------
    Income from Investment Operations
        Net investment expense                 (0.38)        (0.21)        (0.08)        (0.04)                  (0.03)
        Net realized and unrealized
        gains (losses) on securities            1.52          5.35          1.89         (0.42)                   2.50
                                            --------------------------------------------------                --------
    Total from investment operations            1.14          5.14          1.81         (0.46)                   2.47
                                            --------------------------------------------------                --------
    Less Distributions
        From net capital gains                 (0.10)        (0.49)        (0.34)        (0.66)                   0.00
                                            --------------------------------------------------                --------
    Net Asset Value, End of Year            $  17.51      $  16.47      $  11.82      $  10.35                $  11.47
                                            ==================================================                ========
TOTAL INVESTMENT RETURN(4)                      6.95%        43.70%        17.27%        (3.97)%                 29.94%

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (000's)         $ 11,125      $  8,549      $  4,279      $  3,169                $  2,175
    Ratio of Expenses to Average
        Net Assets(1)                           3.18%         2.91%         2.49%         2.45%                   2.20%(2)
    Ratio of Net Investment Income to
        Average Net Assets(1)                  (2.82)%       (2.06)%       (.071)%       (0.42)%                 (0.32)%
    Portfolio Turnover Rate                    30.72%        51.83%        44.95%        49.79%                   5.91%(2)
    Average Commission Per Share
        Paid on Equity Transactions         $ 0.0809      $ 0.0807      $ 0.0833            --                      --


(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Small Cap Fund would have been 3.35%, 3.24%, 3.64%, 5.40% and 7.20% for the years 1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (2.99%), (2.39%), (1.88%), (3.37%), and (5.32%) for the years 1997 through 1993 respectively.

(2)     Annualized.

(3)     Commencement of Operations.

(4) The Fund's Maximum sales charge is not included in the total return computation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
SMALL CAP FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small Cap Fund (one of the portfolios constituting Pacific Advisors Fund Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1997, 1996, 1995, and 1994 and for the period from February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Fund of Pacific Advisors Fund Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1997, 1996, 1995, and 1994 and the period from February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

                                       ERNST & YOUNG LLP

                                       Los Angeles, California
                                       January 23, 1998

                          This page intentionally left blank

                           PACIFIC ADVISORS FUND INC.

DIRECTORS

    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    KATHLEEN M. FISHKIN
    L. MICHAEL HALLER III
    SIEGFRED S. KAGAWA
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.